UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2025

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Foghorn Therapeutics Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-39634	47-5271393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Technology Square, Ste 700
Cambridge,	MA	02139
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): (617) 586-3100
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FHTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 20, 2025, Foghorn Therapeutics Inc. (the “Company”) and TD Securities (USA) LLC, as successor to Cowen and Company, LLC (“TD Cowen”) entered into Amendment No. 1 to Common Stock Sales Agreement (“Amendment No. 1”), which amended the Common Stock Sales Agreement, dated April 15, 2022 (the “Sales Agreement”), pursuant to which TD Cowen, as sales agent, may from time to time sell shares of the Company’s common stock by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “ATM Program”). Amendment No. 1, among other things, reduced the amount of shares of common stock that may be sold under the ATM Program from up to $200 million of shares common stock to up to $100 million of shares of common stock. Except as set forth in Amendment No. 1, the terms of the Sales Agreement remain the same.

The foregoing description of Amendment No. 1 is not complete and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Common Stock is being offered and sold pursuant to the Company’s previously filed and currently effective shelf registration statement on Form S-3, filed on January 24, 2025, and declared effective on January 31, 2025, containing a base prospectus (Registration Statement No. 333-284476), and a prospectus supplement, dated March 20, 2025.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Amendment No. 1 to Common Stock Sales Agreement, dated as of March 20, 2025, by and between Foghorn Therapeutics Inc. and TD Securities (USA) LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOGHORN THERAPEUTICS INC.
By:	/s/ Kristian Humer
Kristian Humer
Chief Financial Officer

Date: March 20, 2025